Document and Entity Information	12 Months Ended
Dec. 31, 2010
Document and Entity Information [Abstract]
Entity Registrant Name	Teekay LNG Partners L.P.
Entity Central Index Key	0001308106
Document Type	20-F
Document Period End Date	Dec 31, 2010
Amendment Flag	false
Document Fiscal Year Focus	2010
Document Fiscal Period Focus	FY
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	Yes
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Large Accelerated Filer
Entity Common Stock, Shares Outstanding	55,106,100

Consolidated Statements of Income (Loss) (USD $) In Thousands, except Share data	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Consolidated Statements of Income (Loss) [Abstract]
Voyage Revenues (note 11)	$ 374,008	$ 343,048	$ 314,404
OPERATING EXPENSES (note 11)
Voyage expenses	2,042	2,034	3,253
Vessel operating expenses	84,577	82,374	77,113
Depreciation and amortization	89,347	82,686	76,880
General and administrative (note 11a)	23,247	19,764	20,201
Gain on sale of vessel (note 16b)	(4,340)
Restructuring charge (note 17)	175	3,250
Goodwill impairment (note 6)			3,648
Total operating expenses	195,048	190,108	181,095
Income from vessel operations	178,960	152,940	133,309
OTHER ITEMS
Interest expense (notes 5, 9 and 11a)	(49,019)	(60,457)	(138,317)
Interest income (note 5)	7,190	13,873	64,325
Realized and unrealized loss on derivative instruments (note 12)	(78,720)	(40,950)	(99,954)
Foreign currency exchange gain (loss) (note 9)	27,545	(10,806)	18,244
Equity income (note 18)	8,043	27,639	136
Other income	615	392	1,250
Total other items	(84,346)	(70,309)	(154,316)
Net income (loss) before income tax expense	94,614	82,631	(21,007)
Income tax expense (note 10)	(1,670)	(694)	(205)
Net income (loss)	92,944	81,937	(21,212)
Non-controlling interest in net income (loss)	3,062	29,310	(40,698)
Dropdown Predecessor's interest in net income (loss) (note 1)	2,258	5,302	894
General Partner's interest in net income (loss)	8,896	5,180	11,989
Limited partners interest in net income (loss)	$ 78,728	$ 42,145	$ 6,603
Limited partners' interest in net income (loss) per unit (note 15)
Common unit (basic and diluted)	$ 1.46	$ 0.86	$ 0.63
Subordinated unit (basic and diluted)	$ 2.04	$ 0.8	$ (0.29)
Total unit (basic and diluted)	$ 1.48	$ 0.85	$ 0.36
Weighted-average number of units outstanding:
Common units (basic and diluted)	51,481,035	40,912,100	29,698,031
Subordinated units (basic and diluted)	1,816,591	8,760,006	12,459,973
Total units (basic and diluted)	53,297,626	49,672,106	42,158,004
Cash distributions declared per unit	$ 2.37	$ 2.28	$ 2.18

Consolidated Balance Sheets (USD $) In Thousands	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Current
Cash and cash equivalents	$ 81,055	$ 108,350
Restricted cash - current (note 5)	82,576	32,427
Accounts receivable, including non-trade of $12,832 ( $10,264 for 2009)	19,362	11,047
Prepaid expenses	5,911	8,089
Current portion of derivative assets (note 12)	16,758	16,337
Current portion of net investments in direct financing leases (note 5)	5,635	5,196
Advances to affiliates (note 11m) and to joint venture of nil ( $1,646 for 2009)	6,133	22,361
Total current assets	217,430	203,807
Restricted cash - long-term (note 5)	489,562	579,093
Vessels and equipment
Vessels and equipment, at cost, less accumulated depreciation of $200,708 (2009 - $161,486) (note 9)	1,059,465	1,116,653
Vessels under capital leases, at cost, less accumulated depreciation of $172,113 ( $138,569 for 2009) (note 5)	880,576	903,521
Advances on newbuilding contracts (note 13)	79,535	57,430
Total vessels and equipment	2,019,576	2,077,604
Investments in joint ventures (notes 11f and 18)	172,898	91,674
Net investments in direct financing leases (note 5)	410,060	416,245
Advances to joint venture partner (note 7)	10,200	0
Other assets (note 10)	22,967	25,888
Derivative assets (note 12)	45,525	15,794
Intangible assets - net (note 6)	123,546	132,675
Goodwill (note 6)	35,631	35,631
Total assets	3,547,395	3,578,411
Current
Accounts payable (includes $567 and $1,084 for 2010 and 2009, respectively, owing to related parties) (note 11a)	4,355	4,741
Accrued liabilities (includes $3,020 and $2,572 for 2010 and 2009, respectively, owing to related parties) (note 8, 11a and 12)	38,672	41,825
Unearned revenue	13,944	12,109
Current portion of long-term debt (note 9)	76,408	75,647
Current obligations under capital lease (note 5)	267,382	41,016
Current portion of derivative liabilities (note 12)	50,603	50,056
Advances from joint venture partners (note 7)	59	1,294
Advances from affiliates (note 11m)	133,351	104,265
Total current liabilities	584,774	330,953
Long-term debt (note 9)	1,322,707	1,397,687
Long-term obligations under capital lease (note 5)	470,752	743,254
Long-term unearned revenue	41,700	45,061
Other long-term liabilities (note 5)	64,777	60,467
Derivative liabilities (note 12)	149,362	83,951
Total liabilities	2,634,072	2,661,373
Commitments and contingencies (notes 5, 9, 12 and 13)
Equity
Dropdown Predecessor equity	0	43,013
Non-controlling interest	17,123	13,807
Partners' equity	896,200	860,218
Total equity	913,323	917,038
Total liabilities and total equity	$ 3,547,395	$ 3,578,411

Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands	Dec. 31, 2010	Dec. 31, 2009
Current
Non trade accounts receivable	$ 12,832	$ 10,264
Advances to joint venture	0	1,646
Vessels and equipment
Accumulated depreciation on vessel and equipment	200,708	161,486
Accumulated amortization on vessels under capital leases	172,113	138,569
Current
Accounts payable owing to related parties	567	1,084
Accrued liabilities owing to related related parties	$ 3,020	$ 2,572

Consolidated Statements of Cash Flows (USD $) In Thousands	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
OPERATING ACTIVITIES
Net income (loss)	$ 92,944	$ 81,937	$ (21,212)
Non-cash items:
Unrealized loss on derivative instruments (note 12)	34,306	3,788	84,546
Depreciation and amortization	89,347	82,686	76,880
Goodwill impairment (note 6)			3,648
Unrealized foreign currency exchange (gain) loss	(26,700)	9,532	(17,746)
Equity based compensation	151	361	369
Equity income	(8,043)	(27,639)	(136)
Amortization of deferred debt issuance costs	3,375	1,660	737
Gain on sale of vessel (note 16b)	(4,340)
Accrued interest and other - net	3,628	1,800	2,488
Change in operating assets and liabilities (note 14a)	3,029	26,988	31,962
Expenditures for drydocking	(12,727)	(9,729)	(11,966)
Net operating cash flow	174,970	171,384	149,570
FINANCING ACTIVITIES
Excess of purchase price over the contributed basis of Teekay Nakilat (III) Holdings Corporation (note 11f)			(28,192)
Distribution to Teekay Corporation for the purchase of Kenai LNG Carriers (note 11h)			(230,000)
Proceeds on sale of 1% interest in Kenai LNG Carriers (note 11k)		2,300
Distribution to Teekay Corporation for the acquisition of Alexander Spirit LLC, Bermuda Spirit LLC and Hamilton Spirit LLC (note 11l)	(33,997)
Proceeds from issuance of long-term debt	100,945	220,050	936,988
Debt issuance costs	(137)	(1,281)	(2,233)
Scheduled repayments of long-term debt	(76,018)	(80,301)	(73,613)
Prepayments of long-term debt	(72,000)	(185,900)	(321,000)
Scheduled repayments of capital lease obligations and other long-term liabilities	(39,147)	(37,437)	(33,176)
Proceeds from equity offerings net of offering costs (note 3)	50,921	162,559	202,519
Advances to and from affiliates	16,545	24,041	17,147
Advances to and from joint venture partners	(10,200)		621
Repayment of joint venture partners' advances	(1,235)
Decrease in restricted cash	30,741	30,710	28,340
Cash distributions paid	(135,514)	(114,539)	(97,420)
Excess of purchase price over the contributed basis of Teekay Tangguh Borrower LLC (note 11e)		(31,829)
Equity contribution from Teekay Corporation to Dropdown Predecessor (note 14c)	466	1,567	3,281
Other	884
Net financing cash flow	(167,746)	(10,060)	403,262
INVESTING ACTIVITIES
Purchase of Excalibur and Excelsior Joint Ventures (note 18)	(35,169)
Proceeds received from sale of vessel (note 16b)	21,556
Advances to joint venture		(2,856)	(278,723)
Repayments from joint venture			28,310
Return of capital from Teekay BLT Corporation to joint venture partners (note 11e)			(28,000)
Receipt of Spanish re-investment tax credit (note 10)			5,431
Purchase of Teekay Nakilat (III) Holdings Corporation (note 11f)			(82,007)
Purchase of Teekay Tangguh Borrower LLC (note 11e)		(37,259)
Receipts from direct financing leases	5,746	4,426
Expenditures for vessels and equipment	(26,652)	(134,926)	(172,093)
Net investing cash flow	(34,519)	(170,615)	(527,082)
(Decrease) Increase in cash and cash equivalents	(27,295)	(9,291)	25,750
Cash and cash equivalents, beginning of the year	108,350	117,641	91,891
Cash and cash equivalents, end of the year	$ 81,055	$ 108,350	$ 117,641

Consolidated Statements of Changes In Total Equity (USD $) In Thousands	TOTAL EQUITY Dropdown Predecessor Equity [Member]	TOTAL EQUITY Partners' Equity Common Units [Member]	TOTAL EQUITY Partners' Equity Common [Member]	Total Equity Partners' Equity Subordinated Units [Member]	Total Equity Partners' Equity Subordinated [Member]	TOTAL EQUITY Partners' Equity General Partner [Member]	TOTAL EQUITY Non- controlling Interest [Member]	Total
Beginning balance at Dec. 31, 2007	$ 1,118		$ 454,459		$ 227,133	$ 26,582	$ 141,378	$ 850,670
Beginning balance, units at Dec. 31, 2007		22,540		14,735
Net change in parent's equity in Dropdown Predecessor (note 1)	224,366							224,366
Net income (loss) and comprehensive income (loss)	894		9,509		(2,906)	11,989	(40,698)	(21,212)
Cash distributions			(65,002)		(27,996)	(4,422)		(97,420)
Proceeds from follow-on public offering of units, net of offering costs of $6.2 and $7.6 in 2008 and 2009, respectively (note 3)			198,345			4,174		202,519
Proceeds from follow-on public offering of units, net of offering costs of $6.2 and $7.6 million in 2008 and 2009, respectively (note 3), units		7,114
Re-investment tax credit (note 10)			3,218		2,104	109		5,431
Equity based compensation			255		107	7		369
Conversion of subordinated units to common units (note 15)			46,040		(46,040)
Conversion of subordinated units to common units (note 15), units		3,684		(3,684)
Teekay Tangguh Joint Venture repayment of contributed capital (note 11e)							(28,000)	(28,000)
Purchase of Teekay Nakilat (III) Holdings Corporation (note 11f)			(11,307)		(15,908)	(977)	(69,818)	(98,010)
Purchase of Kenai LNG Carriers from Teekay Corporation (note 11h)	(226,378)		(1,305)		(2,203)	(114)		(230,000)
Ending balance at Dec. 31, 2008			634,212		134,291	37,348	2,862	808,713
Ending balance, units at Dec. 31, 2008		33,338		11,051
Net change in parent's equity in Dropdown Predecessor (note 1)	37,711							37,711
Net income (loss) and comprehensive income (loss)	5,302		35,108		7,037	5,180	29,310	81,937
Cash distributions			(87,051)		(20,997)	(6,491)		(114,539)
Proceeds from follow-on public offering of units, net of offering costs of $6.2 and $7.6 in 2008 and 2009, respectively (note 3)			159,155			3,404		162,559
Proceeds from follow-on public offering of units, net of offering costs of $6.2 and $7.6 million in 2008 and 2009, respectively (note 3), units		7,951
Re-investment tax credit (note 10)			(3,795)		(813)	(92)		(4,700)
Equity based compensation			292		61	8		361
Conversion of subordinated units to common units (note 15)			42,010		(42,010)
Conversion of subordinated units to common units (note 15), units		3,684		(3,684)
Acquisition of interest rate swaps (note 11j)			(3,839)		(872)	(99)		(4,810)
Purchase of Teekay Tangguh Borrower LLC from Teekay Corporation (note 11e)			(21,678)		(8,952)	(1,199)	(20,665)	(52,494)
Sale of 1% interest in Kenai LNG Carriers to Teekay General Partner (note 11k)							2,300	2,300
Ending balance at Dec. 31, 2009	43,013		754,414		67,745	38,059	13,807	917,038
Ending balance, units at Dec. 31, 2009		44,973		7,367
Net change in parent's equity in Dropdown Predecessor (note 1)	466							466
Net income (loss) and comprehensive income (loss)	2,258		75,028		3,700	8,896	3,062	92,944
Cash distributions			(118,114)		(8,620)	(8,780)		(135,514)
Equity based compensation			148			3		151
Additional Offering Costs Related To November Follow On Equity Offering			(111)		(18)	(2)		(131)
Purchase of Alexander Spirit LLC, Bermuda Spirit LLC and Hamilton Spirit LLC from Teekay Corporation (note 11l)	(45,737)		(2,471)		(1,020)	(148)		(49,376)
Conversion of subordinated units to common units (note 15)			61,787		(61,787)
Conversion of subordinated units to common units (note 15), units		7,367		(7,367)
Acquisition of interest rate swaps (note 11j)			(1,470)			(30)		(1,500)
Direct equity placement, net of offering costs of $0.1 million (note 3)			49,901			1,020		50,921
Direct equity placement, net of offering costs of $0.1 million (note 3), units		1,713
Purchase of Excalibur and Excelsior Joint Ventures (note 18)			37,309			761	254	38,324
Purchase of Excalibur and Excelsior Joint Ventures (note 18), units		1,053
Ending balance at Dec. 31, 2010			$ 856,421			$ 39,779	$ 17,123	$ 913,323
Ending balance, units at Dec. 31, 2010		55,106

Basis of presentation	12 Months Ended
Dec. 31, 2010
Basis of presentation [Abstract]
Basis of presentation
1.	Basis of presentation

The consolidated financial statements have been prepared in accordance with United States generally accepted accounting principles (or GAAP). These financial statements include the accounts of Teekay LNG Partners L.P., which is a limited partnership organized under the laws of the Republic of The Marshall Islands, its wholly owned or controlled subsidiaries, the Dropdown Predecessor, as described below, and certain variable interest entities (see Note 13). Significant intercompany balances and transactions have been eliminated upon consolidation. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

The Partnership has accounted for the acquisition of interests in vessels from Teekay Corporation as a transfer of a business between entities under common control. The method of accounting for such transfers is similar to the pooling of interests method of accounting. Under this method, the carrying amount of net assets recognized in the balance sheets of each combining entity are carried forward to the balance sheet of the combined entity, and no other assets or liabilities are recognized as a result of the combination. The excess of the proceeds paid, if any, by the Partnership over Teekay Corporation’s historical cost is accounted for as an equity distribution to Teekay Corporation. In addition, transfers of net assets between entities under common control are accounted for as if the transfer occurred from the date that the Partnership and the acquired vessels were both under the common control of Teekay Corporation and had begun operations. As a result, the Partnership’s financial statements prior to the date the interests in these vessels were actually acquired by the Partnership are retroactively adjusted to include the results of these vessels during the periods they were under common control of Teekay Corporation and had begun operations.

On March 17, 2010, the Partnership acquired two 2009-built Suezmax tankers, the Bermuda Spirit and the Hamilton Spirit (or the Centrofin Suezmaxes), and a 2007-built Handymax Product tanker, the Alexander Spirit, from Teekay Corporation and the related long-term, fixed-rate time-charter contracts. On April 1, 2008, the Partnership acquired interests in two LNG vessels (the Kenai LNG Carriers) from Teekay Corporation and immediately chartered the vessels back to Teekay Corporation. These transactions were deemed to be business acquisitions between entities under common control. As a result, the Partnership’s balance sheet as at December 31, 2009 and the consolidated statements of income (loss), cash flows and changes in total equity for the years ended December 31, 2010, 2009 and 2008 reflect these five vessels and their results of operations, referred to herein as the Dropdown Predecessor, as if the Partnership had acquired them when each respective vessel began operations under the ownership of Teekay Corporation. These vessels began operations under the ownership of Teekay Corporation on December 13 and 14, 2007 (the Kenai LNG Carriers), on May 27, 2009 (Bermuda Spirit), June 24, 2009 (Hamilton Spirit) and September 3, 2009 (Alexander Spirit). The effect of adjusting the Partnership’s financial statements to account for these common control exchanges increased the Partnership’s net income (loss) by  $2.3 million,  $5.3 million and  $0.9 million for the years ended December 31, 2010, 2009 and 2008, respectively.

The Partnership’s consolidated financial statements include the financial position, results of operations and cash flows of the Dropdown Predecessor. In the preparation of these consolidated financial statements, general and administrative expenses and interest expense were not identifiable as relating solely to the vessels. General and administrative expenses (consisting primarily of salaries and other employee related costs, office rent, legal and professional fees, and travel and entertainment) were allocated based on the Dropdown Predecessor’s proportionate share of Teekay Corporation’s total ship-operating (calendar) days for the period presented. In addition, the Dropdown Predecessor was capitalized in part with non-interest bearing loans or equity from Teekay Corporation and its subsidiaries. These intercompany loans and equity were generally used to finance the acquisition of the vessels. Interest expense includes the allocation of interest to the Dropdown Predecessor from Teekay Corporation and its subsidiaries based upon the weighted-average outstanding balance of these intercompany loans and equity and the weighted-average interest rate outstanding on Teekay Corporation’s loan facilities that were used to finance these intercompany loans and equity. Management believes these allocations reasonably present the general and administrative expenses and interest expense of the Dropdown Predecessor (see Note 11a).

Certain of the comparative figures have been reclassified to conform to the presentation adopted in the current period.
Foreign currency

The consolidated financial statements are stated in U.S. Dollars and the functional currency of the Partnership and its subsidiaries is the U.S. Dollar. Transactions involving other currencies during the year are converted into U.S. Dollars using the exchange rates in effect at the time of the transactions. At the balance sheet date, monetary assets and liabilities that are denominated in currencies other than the U.S. Dollar are translated to reflect the year-end exchange rates. Resulting gains or losses are reflected separately in the accompanying consolidated statements of income (loss).

Operating revenues and expenses

The lease element of time-charters accounted for as operating leases are recognized by the Partnership daily over the term of the charter as the applicable vessel operates under the charter. The lease element of the Partnership’s time charters that are accounted for as direct financing leases are reflected on the balance sheets as net investments in direct financing leases. The lease revenue is recognized on an effective interest rate method over the lease term and is included in voyage revenues. The Partnership recognizes revenues from the non-lease element of time-charter contracts daily as services are performed. The Partnership does not recognize revenues during days that the vessel is off-hire.

Voyage expenses are all expenses unique to a particular voyage, including bunker fuel expenses, port fees, cargo loading and unloading expenses, canal tolls, agency fees and commissions. Vessel operating expenses include crewing, repairs and maintenance, insurance, stores, lube oils and communication expenses. Voyage expenses and vessel operating expenses are recognized when incurred.

Cash and cash equivalents
The Partnership classifies all highly-liquid investments with a maturity date of three months or less when purchased as cash and cash equivalents.
Accounts receivable and allowance for doubtful accounts

Accounts receivable are recorded at the invoiced amount and do not bear interest. The allowance for doubtful accounts is the Partnership’s best estimate of the amount of probable credit losses in existing accounts receivable. The Partnership determines the allowance based on historical write-off experience and customer economic data. The Partnership reviews the allowance for doubtful accounts regularly and past due balances are reviewed for collectability. Account balances are charged off against the allowance when the Partnership believes that the receivable will not be recovered.

Loan receivables

The Partnership’s loan receivables are recorded at cost. The premium paid over the outstanding principal amount, if any, is amortized to interest income over the term of the loan using the effective interest rate method. The Partnership analyzes its loans for impairment during each reporting period. A loan is impaired when, based on current information and events, it is probable that the Partnership will be unable to collect all amounts due according to the contractual terms of the loan agreement. Factors the Partnership considers in determining that a loan is impaired include, among other things, an assessment of the financial condition of the debtor, payment history of the debtor, general economic conditions, the credit rating of the debtor, any information provided by the debtor regarding their ability to repay the loan. When a loan is impaired, the Partnership measures the amount of the impairment based on the present value of expected future cash flows discounted at the loan’s effective interest rate and recognizes the resulting impairment in earnings.

The following table contains a summary of the Partnership’s loan receivables and other financing receivables by type of borrower and the method by which the Partnership monitors the credit quality of its financing receivables on a quarterly basis.

			December 31,
	Credit Quality		2010
Class of Financing Receivable	Indicator	Grade	$
Direct financing leases	Payment activity	Performing	415,695
Other receivables
Long-term receivable included in other assets	Payment activity	Performing	410
Advances to joint venture partner	Other internal metrics	Performing	10,200

			426,305

Vessels and equipment

All pre-delivery costs incurred during the construction of newbuildings, including interest and supervision and technical costs, are capitalized. The acquisition cost (net of any government grants received) and all costs incurred to restore used vessels purchased by the Partnership to the standards required to properly service the Partnership’s customers are capitalized.

Depreciation is calculated on a straight-line basis over a vessel’s estimated useful life, less an estimated residual value. Depreciation is calculated using an estimated useful life of 25 years for Conventional tankers, 30 years for LPG carriers and 35 years for LNG carriers, from the date the vessel is delivered from the shipyard, or a shorter period if regulations prevent the Partnership from operating the vessels for 25 years, 30 years, or 35 years, respectively. Depreciation of vessels and equipment (including depreciation attributable to the Dropdown Predecessor) for the years ended December 31, 2010, 2009 and 2008 aggregated  $72.8 million,  $69.0 million and  $64.2 million, respectively. Depreciation and amortization includes depreciation on all owned vessels and amortization of vessels accounted for as capital leases.

Vessel capital modifications include the addition of new equipment or can encompass various modifications to the vessel which are aimed at improving and/or increasing the operational efficiency and functionality of the asset. This type of expenditure is amortized over the estimated useful life of the modification. Expenditures covering recurring routine repairs and maintenance are expensed as incurred.

Interest costs capitalized to vessels and equipment for the years ended December 31, 2010, 2009 and 2008 aggregated $4.2 million, $8.0 million and $11.4 million, respectively.

Gains on vessels sold and leased back under capital leases are deferred and amortized over the remaining estimated useful life of the vessel. Losses on vessels sold and leased back under capital leases are recognized immediately when the fair value of the vessel at the time of sale-leaseback is less than its book value. In such case, the Partnership would recognize a loss in the amount by which book value exceeds fair value.

Generally, the Partnership drydocks each of its vessels every five years. In addition, a shipping society classification intermediate survey is performed on the Partnership’s LNG and LPG carriers between the second and third year of the five-year drydocking period. The Partnership capitalizes a portion of the costs incurred during drydocking and for the survey and amortizes those costs on a straight-line basis from the completion of a drydocking or intermediate survey over the estimated useful life of the drydock. The Partnership includes in capitalized drydocking those costs incurred as part of the drydocking to meet regulatory requirements, or expenditures that either add economic life to the vessel, increase the vessel’s earning capacity or improve the vessel’s operating efficiency. The Partnership expenses costs related to routine repairs and maintenance performed during drydocking that do not improve operating efficiency or extend the useful lives of the assets.

Drydocking activity for the three years ended December 31, 2010, 2009 and 2008 is summarized as follows:

	Year Ended
	December 31,
	2010	2009	2008
	$	$	$

Balance at January 1,	20,477	15,257	6,854
Cost incurred for drydocking	12,727	9,729	11,966
Sale of vessel	(1,477)	—	—
Drydock amortization	(7,334)	(4,509)	(3,563)

Balance at December 31,	24,393	20,477	15,257

Vessels and equipment that are “held and used” are assessed for impairment when events or circumstances indicate the carrying amount of the asset may not be recoverable. If the asset’s net carrying value exceeds the net undiscounted cash flows expected to be generated over its remaining useful life, the carrying amount of the asset is reduced to its estimated fair value. Estimated fair value is determined based on discounted cash flows or appraised values.

Investments in joint ventures

The Partnership’s investments in joint ventures are accounted for using the equity method of accounting. Under the equity method of accounting, investments are stated at initial cost and are adjusted for subsequent additional investments and the Partnership’s proportionate share of earnings or losses and distributions. The Partnership evaluates its investment in joint ventures for impairment when events or circumstances indicate that the carrying value of such investments may have experienced an other-than-temporary decline in value below its carrying value. If the estimated fair value is less than the carrying value, the carrying value is written down to its estimated fair value and the resulting impairment is recorded in the Partnership’s statement of income (loss).

Debt issuance costs

Debt issuance costs, including fees, commissions and legal expenses, are presented as other assets and are deferred and amortized on an effective interest rate method over the term of the relevant loan. Amortization of debt issuance costs is included in interest expense.

Goodwill and intangible assets

Goodwill and indefinite lived intangible assets are not amortized, but reviewed for impairment annually or more frequently if impairment indicators arise. A fair value approach is used to identify potential goodwill impairment and, when necessary, measure the amount of impairment. The Partnership uses a discounted cash flow model to determine the fair value of reporting units, unless there is a readily determinable fair market value.

The Partnership’s finite life intangible assets consist of acquired time-charter contracts and are amortized on a straight-line basis over the remaining term of the time-charters. Finite life intangible assets are assessed for impairment when events or circumstances indicate that the carrying value may not be recoverable.

Derivative instruments

All derivative instruments are initially recorded at cost as either assets or liabilities in the accompanying consolidated balance sheets and subsequently remeasured to fair value, regardless of the purpose or intent for holding the derivative. The method of recognizing the resulting gain or loss is dependent on whether the derivative contract is designed to hedge a specific risk and also qualifies for hedge accounting. The Partnership currently does not apply hedge accounting to its derivative instruments.

For derivative financial instruments that are not designated or that do not qualify as hedges for accounting purposes, the changes in the fair value of the derivative financial instruments are recognized in earnings. Gains and losses from the Partnership’s non-designated interest rate swaps and the Partnership’s agreement with Teekay Corporation for the Suezmax tanker the Toledo Spirit are recorded in realized and unrealized gain (loss) on derivative instruments in the Partnership’s statements of income (loss) (see Note 11g).

Income taxes

The Partnership accounts for income taxes using the liability method. All but two of the Partnership’s Spanish-flagged vessels are subject to the Spanish Tonnage Tax Regime (or TTR). Under this regime, the applicable tax is based on the weight (measured as net tonnage) of the vessel and the number of days during the taxable period that the vessel is at the Partnership’s disposal, excluding time required for repairs. The income the Partnership receives with respect to the remaining two Spanish-flagged vessels is taxed in Spain at a rate of 30%. However, these two vessels are registered in the Canary Islands Special Ship Registry. Consequently, the Partnership is allowed a credit, equal to 90% of the tax payable on income from the commercial operation of these vessels, against the tax otherwise payable. This effectively results in an income tax rate of approximately 3% on income from the operation of these two Spanish-flagged vessels.

The Partnership recognizes the benefits of uncertain tax positions when it is more-likely-than-not that a tax position taken or expected to be taken in a tax return will be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. If a tax position meets the more-likely-than-not recognition threshold, it is measured to determine the amount of benefit to recognize in the financial statements.

Guarantees

Guarantees issued by the Partnership, excluding those that are guaranteeing its own performance, are recognized at fair value at the time the guarantees are issued and are presented in the Partnership’s consolidated balance sheets as other long-term liabilities. The liability recognized on issuance is amortized to either other (expense) income — net or interest expense on the Partnership’s consolidated statements of income (loss) as the Partnership’s risk from the guarantees declines over the term of the guarantee. If it becomes probable that the Partnership will have to perform under a guarantee, the Partnership will recognize an additional liability if the amount of the loss can be reasonably estimated.

Comprehensive income
During the years ended December 31, 2010, 2009 and 2008 the Partnership’s comprehensive income (loss) and net income (loss) were the same.
Adoption of New Accounting Pronouncements

In January 2010, the Partnership adopted an amendment to Financial Accounting Standards Board (or FASB) Accounting Standards Codification (or ASC) 810, Consolidations, that eliminates certain exceptions to consolidating qualifying special-purpose entities, contains new criteria for determining the primary beneficiary, and increases the frequency of required reassessments to determine whether a company is the primary beneficiary of a variable interest entity. This amendment also contains a new requirement that any term, transaction, or arrangement that does not have a substantive effect on an entity’s status as a variable interest entity, a company’s power over a variable interest entity, or a company’s obligation to absorb losses or its right to receive benefits of an entity must be disregarded. The elimination of the qualifying special-purpose entity concept and its consolidation exceptions means more entities will be subject to consolidation assessments and reassessments. During February 2010, the scope of the revised standard was modified to indefinitely exclude certain entities from the requirement to be assessed for consolidation. The adoption of this amendment did not have an impact on the Partnership’s consolidated financial statements.

In July 2010, the FASB issued an amendment to FASB ASC 310, Receivables, that requires companies to provide more information in their disclosures about the credit quality of their financing receivables and the credit reserves held against them. The disclosures required on the adoption of this amendment are included as part of this note.

Fair Value Measurements	12 Months Ended
Dec. 31, 2010
Fair Value Measuremrnts [Abstract]
Fair Value Measurements
2.	Fair Value Measurements
The following methods and assumptions were used to estimate the fair value of each class of financial instrument:

Cash and cash equivalents and restricted cash — The fair value of the Partnership’s cash and cash equivalents and restricted cash approximates its carrying amounts reported in the consolidated balance sheets.

Long-term debt — The fair values of the Partnership’s fixed-rate and variable-rate long-term debt are estimated using discounted cash flow analyses based on rates currently available for debt with similar terms and remaining maturities.

Advances to and from affiliates and joint venture — The fair value of the Partnership’s advances to and from affiliates and joint venture approximates their carrying amounts reported in the accompanying consolidated balance sheets due to the current nature of the balances.

Advances to and from joint venture partners — The fair value of the Partnership’s advances to its joint venture partner as at December 31, 2010 is not determinable given the related party nature of the balance. The fair value of the Partnership’s advances from its joint venture partners as at December 31, 2009 approximates its carrying amount reported in the accompanying consolidated balance sheets due to the current nature of the balance.

Interest rate swap agreements — The Partnership transacts all of its interest rate swap agreements through financial institutions that are investment-grade rated at the time of the transaction and requires no collateral from these institutions. The fair value of the Partnership’s interest rate swaps is the estimated amount that the Partnership would receive or pay to terminate the agreements at the reporting date, taking into account the fixed interest rate in the interest rate swap, current interest rates and the current credit worthiness of either the Partnership or the swap counterparties depending on whether the swaps are in asset or liability position. The estimated amount is the present value of future cash flows.

Other derivative — The Partnership’s other derivative agreement is between Teekay Corporation and the Partnership and relates to hire payments under the time-charter contract for the Suezmax tanker Toledo Spirit (see Note 11g). The fair value of this derivative agreement is the estimated amount that the Partnership would receive or pay to terminate the agreement at the reporting date, based on the present value of the Partnership’s projection of future spot market tanker rates, which have been derived from current spot market tanker rates and long-term historical average rates.

The Partnership categorizes the fair value estimates by a fair value hierarchy based on the inputs used to measure fair value. The fair value hierarchy has three levels based on the reliability of the inputs used to determine fair value as follows:

Level 1. Observable inputs such as quoted prices in active markets;
Level 2. Inputs, other than the quoted prices in active markets, that are observable either directly or indirectly; and
Level 3. Unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions.

The estimated fair value of the Partnership’s financial instruments and categorization using the fair value hierarchy for those financial instruments that are measured at fair value on a recurring basis is as follows:

		December 31, 2010		December 31, 2009
		Carrying	Fair	Carrying	Fair
		Amount	Value	Amount	Value
	Fair Value	Asset	Asset	Asset	Asset
	Hierarchy	(Liability)	(Liability)	(Liability)	(Liability)
	Level(1)	$	$	$	$

Cash and cash equivalents and restricted cash		653,193	653,193	719,870	719,870
Advances to and from affiliates and joint venture		(127,218)	(127,218)	(81,904)	(81,904)
Long-term debt (note 9)		(1,399,115)	(1,292,026)	(1,473,334)	(1,316,668)
Advances to and from joint venture partners (note 7)		10,141	— (2)	(1,294)	(1,294)
Derivative instruments (note 12)
Interest rate swap agreements — assets	Level 2	66,870	66,870	36,744	36,744
Interest rate swap agreements — liabilities	Level 2	(201,463)	(201,463)	(134,946)	(134,946)
Other derivative	Level 3	(10,000)	(10,000)	(10,600)	(10,600)

(1)	The fair value hierarchy level is only applicable to each financial instrument on the consolidated balance sheets that are recorded at fair value on a recurring basis.

(2)	The fair value of the Partnership’s advances to its joint venture partner as at December 31, 2010 was not determinable given the amounts are non-current with no fixed repayment terms.

Changes in fair value during the years ended December 31, 2010 and 2009 for assets (liabilities) that are measured at fair value on a recurring basis using significant unobservable inputs (Level 3) are as follows:

	Year ended December 31,
	2010	2009
	$	$

Fair value at January 1	(10,600)	(17,955)
Unrealized gains included in earnings	600	7,355

Fair value at December 31	(10,000)	(10,600)

No non-financial assets or non-financial liabilities were carried at fair value at December 31, 2010 or December 31, 2009.

Equity Offerings	12 Months Ended
Dec. 31, 2010
Equity Offerings [Abstract]
Equity Offerings
3.	Equity Offerings

On April 23, 2008, the Partnership completed an equity offering of 5.0 million common units at a price of  $28.75 per unit, for gross proceeds of approximately  $143.8 million. On May 8, 2008, the underwriters partially exercised their over-allotment option and purchased an additional 0.4 million common units for an additional  $10.8 million in gross proceeds to the Partnership. Concurrently with the public offering, Teekay Corporation acquired 1.7 million common units of the Partnership at the same public offering price for a total cost of  $50.0 million. As a result of these equity transactions, the Partnership raised gross equity proceeds of  $208.7 million (including the General Partner’s 2% proportionate capital contribution), and Teekay Corporation’s ownership in the Partnership was reduced from 63.7% to 57.7% (including its indirect 2% general partner interest). The Partnership used the total net proceeds from the equity offerings of approximately  $202.5 million to reduce amounts outstanding under the Partnership’s revolving credit facilities that were used to fund the acquisitions of interests in LNG carriers.

On March 30, 2009, the Partnership completed an equity offering of 4.0 million common units at a price of  $17.60 per unit. As a result of the offering, the Partnership raised gross equity proceeds of  $71.8 million (including the General Partner’s 2% proportionate capital contribution), and Teekay Corporation’s ownership in the Partnership was reduced from 57.7% to 53.05% (including its indirect 2% general partner interest). The Partnership used the total net offering proceeds of approximately  $68.7 million to prepay amounts outstanding on two of its revolving credit facilities.

On November 20, 2009, the Partnership completed an equity offering of 3.5 million common units at a price of  $24.40 per unit, for gross proceeds of approximately  $85.4 million. On November 25, 2009, the underwriters partially exercised their over-allotment option and purchased an additional 0.5 million common units for an additional  $11.0 million in gross proceeds to the Partnership. As a result of these equity transactions, the Partnership raised gross equity proceeds of  $98.4 million (including the General Partner’s 2% proportionate capital contribution), and Teekay Corporation’s ownership in the Partnership was reduced from 53.05% to 49.2% (including its indirect 2% general partner interest). The Partnership used the total net offering proceeds of approximately  $93.7 million to prepay amounts outstanding on two of its revolving credit facilities.

On July 15, 2010, the Partnership completed a direct equity placement of 1.7 million common units at a price of  $29.18 per unit to an institutional investor. As a result of the offering, the Partnership raised gross equity proceeds of  $51.0 million (including the General Partner’s 2% proportionate capital contribution), and Teekay Corporation’s ownership in the Partnership was reduced from 49.2% to 46.8% (including its indirect 2% general partner interest). The Partnership used the total net offering proceeds of approximately  $50.9 million to prepay amounts outstanding on one of its revolving credit facilities and for general partnership purposes.

Segment Reporting	12 Months Ended
Dec. 31, 2010
Segment Reporting [Abstract]
Segment Reporting
4.     Segment Reporting

The Partnership has two reportable segments, its liquefied gas segment and its conventional tanker segment. The Partnership’s liquefied gas segment consists of LNG and liquefied petroleum gas (or LPG) carriers subject to long-term, fixed-rate time-charters to international energy companies and Teekay Corporation (see Note 11h). As at December 31, 2010, the Partnership’s liquefied gas segment consisted of seventeen LNG carriers (including six LNG carriers included in joint ventures that are accounted for under the equity method) and two LPG carriers. The Partnership’s conventional tanker segment consisted of ten Suezmax-class crude oil tankers and one Handymax Product tanker operating on long-term, fixed-rate time-charter contracts to international energy and shipping companies. Segment results are evaluated based on income from vessel operations. The accounting policies applied to the reportable segments are the same as those used in the preparation of the Partnership’s consolidated financial statements.

The following table presents voyage revenues and percentage of consolidated voyage revenues for customers that accounted for more than 10% of the Partnership’s consolidated voyage revenues during any of the periods presented.

	Year Ended	Year Ended	Year Ended
(U.S. dollars in millions)	December 31, 2010	December 31, 2009	December 31, 2008
Ras Laffan Liquefied Natural Gas Company Ltd.(2)	$68.7 or 18%	$68.7 or 20%	$68.4 or 22%
Repsol YPF, S.A.(2)	$51.9 or 14%	$51.5 or 15%	$55.2 or 18%
Compania Espanola de Petroleos(1)	$44.0 or 12%	$44.5 or 13%	$65.3 or 21%
The Tangguh Production Sharing Contractors(2)	$42.8 or 11%	Less than 10%	—
Teekay Corporation(2)	$36.5 or 10%	$38.9 or 11%	Less than 10%

(1)	Conventional tanker segment

(2)	Liquefied gas segment
The following tables include results for these segments for the years presented in these financial statements.

	Year Ended December 31, 2010
		Conventional
	Liquefied Gas	Tanker
	Segment	Segment	Total
	$	$	$

Voyage revenues	264,816	109,192	374,008
Voyage expenses	29	2,013	2,042
Vessel operating expenses	46,496	38,081	84,577
Depreciation and amortization	60,954	28,393	89,347
General and administrative(1)	12,239	11,008	23,247
Gain on sale of vessel	(4,340)	—	(4,340)
Restructuring charge	—	175	175

Income from vessel operations	149,438	29,522	178,960

Equity income	8,043	—	8,043
Investment in joint ventures	172,898	—	172,898
Total assets at December 31, 2010	2,866,541	568,393	3,434,934
Expenditures for vessels and equipment(2)	24,095	2,557	26,652
Expenditures for drydock	2,014	10,713	12,727

	Year Ended December 31, 2009
		Conventional
	Liquefied Gas	Tanker
	Segment	Segment	Total
	$	$	$

Voyage revenues	252,854	90,194	343,048
Voyage expenses	1,018	1,016	2,034
Vessel operating expenses	50,919	31,455	82,374
Depreciation and amortization	59,088	23,598	82,686
General and administrative(1)	11,033	8,731	19,764
Restructuring charge	1,381	1,869	3,250

Income from vessel operations	129,415	23,525	152,940

Equity income	27,639	—	27,639
Investment in and advances to joint venture	93,320	—	93,320
Total assets at December 31, 2009	2,846,685	583,525	3,430,210
Expenditures for vessels and equipment(2)	133,563	1,363	134,926
Expenditures for drydock	8,409	1,320	9,729

	Year Ended December 31, 2008
		Conventional
	Liquefied Gas	Tanker
	Segment	Segment	Total
	$	$	$

Voyage revenues	222,318	92,086	314,404
Voyage expenses	1,397	1,856	3,253
Vessel operating expenses	49,400	27,713	77,113
Depreciation and amortization	57,880	19,000	76,880
General and administrative(1)	11,247	8,954	20,201
Goodwill impairment	—	3,648	3,648

Income from vessel operations	102,394	30,915	133,309

Equity income	136	—	136
Investment in and advances to joint venture	64,382	—	64,382
Total assets at December 31, 2008	2,891,106	396,131	3,287,237
Expenditures for vessels and equipment(2)	169,769	2,324	172,093
Expenditures for drydock	6,179	5,787	11,966

(1)	Includes direct general and administrative expenses and indirect general and administrative expenses (allocated to each segment based on estimated use of corporate resources).

(2)	Excludes non-cash investing activities (see Note 14).
A reconciliation of total segment assets presented in the consolidated balance sheet is as follows:

	December 31,	December 31,
	2010	2009
	$	$

Total assets of the liquefied gas segment	2,866,541	2,846,685
Total assets of the conventional tanker segment	568,393	583,525
Cash and cash equivalents	81,055	108,350
Accounts receivable and prepaid expenses	25,273	19,136
Advances to affiliates	6,133	20,715

Consolidated total assets	3,547,395	3,578,411

Leases and Restricted Cash	12 Months Ended
Dec. 31, 2010
Leases and Restricted Cash [Abstract]
Leases and Restricted Cash
5.	Leases and Restricted Cash
Capital Lease Obligations

	December 31,	December 31,
	2010	2009
	$	$

RasGas II LNG Carriers	470,752	470,138
Spanish-Flagged LNG Carrier	81,881	119,068
Suezmax Tankers	185,501	195,064

Total	738,134	784,270
Less current portion	267,382	41,016

Total	470,752	743,254

RasGas II LNG Carriers. As at December 31, 2010, the Partnership owned a 70% interest in Teekay Nakilat Corporation (or Teekay Nakilat), which is the lessee under 30-year capital lease arrangements relating to three LNG carriers (or the RasGas II LNG Carriers) that operate under time-charter contracts with Ras Laffan Liquefied Natural Gas Co. Limited (II), a joint venture between Qatar Petroleum and ExxonMobil RasGas Inc., a subsidiary of ExxonMobil Corporation. All amounts below and in the table above relating to the RasGas II LNG Carriers capital leases include the Partnership’s joint venture partner’s 30% share.

Under the terms of the RasGas II LNG Carriers capital lease arrangements, the lessor claims tax depreciation on the capital expenditures it incurred to acquire these vessels. As is typical in these leasing arrangements, tax and change of law risks are assumed by the lessee. Lease payments under the lease arrangements are based on certain tax and financial assumptions at the commencement of the leases. If an assumption proves to be incorrect, the lessor is entitled to increase the lease payments to maintain its agreed after-tax margin.

During 2008, the Partnership agreed under the terms of its tax lease indemnification guarantee to increase its capital lease payments for the three LNG carriers to compensate the lessor for losses suffered as a result of changes in tax rates. The estimated increase in lease payments was approximately  $8.1 million over the term of the lease, with a carrying value of  $7.7 million as at December 31, 2010. This amount is included as part of other long-term liabilities in the Partnership’s consolidated balance sheets. In addition, the Partnership’s carrying amount of the remaining tax indemnification guarantee as at December 31, 2010 is  $8.9 million and is also included as part of other long-term liabilities in the Partnership’s consolidated balance sheets.

The tax indemnification is for the duration of the lease contract with the third party plus the years it would take for the lease payments to be statute barred, and ends in 2041. Although there is no maximum potential amount of future payments, Teekay Nakilat may terminate the lease arrangements on a voluntary basis at any time. If the lease arrangements terminate, Teekay Nakilat will be required to pay termination sums to the lessor sufficient to repay the lessor’s investment in the vessels and to compensate it for the tax effect of the terminations, including recapture of any tax depreciation.

At their inception, the weighted-average interest rate implicit in these leases was 5.2%. These capital leases are variable-rate capital leases. As at December 31, 2010, the commitments under these capital leases approximated  $1.0 billion, including imputed interest of ( $554.3) million, repayable as follows:

Year	Commitment
2011	$24,000
2012	$24,000
2013	$24,000
2014	$24,000
2015	$24,000
Thereafter	$905,128

As the payments in the next five years only cover a portion of the estimated interest expense, the lease obligation will continue to increase. Starting 2024, the lease payments will increase to cover both interest and principal to commence reduction of the principal portion of the lease obligations.

Spanish-Flagged LNG Carrier. As at December 31, 2010, the Partnership was a party to a capital lease on one LNG carrier the Madrid Spirit which is structured as a “Spanish tax lease”. Under the terms of the Spanish tax lease for the Madrid Spirit, which includes the Partnership’s contractual right to full operation of the vessel pursuant to a bareboat charter, the Partnership will purchase the vessel at the end of the lease term in December 2011. The purchase obligation has been fully funded with restricted cash deposits described below. At its inception, the interest rate implicit in the Spanish tax lease was 5.8%. As at December 31, 2010, the commitments under this capital lease, including the purchase obligation, approximated 64.8 million Euros ( $86.8 million), including imputed interest of 3.6 million Euros ( $4.9 million), repayable in 2011.

Suezmax Tankers. As at December 31, 2010, the Partnership was a party to capital leases on five Suezmax tankers. Under the terms of the lease arrangements the Partnership is required to purchase these vessels after the end of their respective lease terms, which may occur in 2011, for a fixed price. At the inception of these leases, the weighted-average interest rate implicit in these leases was 7.4%. These capital leases are variable-rate capital leases; however, any change in the lease payments resulting from changes in interest rates is offset by a corresponding change in the charter hire payments received by the Partnership. As at December 31, 2010, the remaining commitments under these capital leases, including the purchase obligations, approximated  $197.9 million, including imputed interest of  $12.4 million, repayable in 2011.

The Partnership’s capital leases do not contain financial or restrictive covenants other than those relating to operation and maintenance of the vessels.
Restricted Cash

Under the terms of the capital leases for the RasGas II LNG Carriers and the Madrid Spirit, the Partnership is required to have on deposit with financial institutions an amount of cash that, together with interest earned on the deposits, will equal the remaining amounts owing under the leases, including the obligations to purchase the Madrid Spirit at the end of the lease period. These cash deposits are restricted to being used for capital lease payments and have been fully funded primarily with term loans (see Note 9).

As at December 31, 2010 and December 31, 2009, the amount of restricted cash on deposit for the three RasGas II LNG Carriers was  $477.2 million and  $479.4 million, respectively. As at December 31, 2010 and December 31, 2009, the weighted-average interest rates earned on the deposits were 0.4% and 0.4%, respectively. These rates do not reflect the effect of related interest rate swaps that the Partnership has used to economically hedge its floating-rate restricted cash deposit relating to the RasGas II LNG Carriers (see Note 12).

As at December 31, 2010 and December 31, 2009, the amount of restricted cash on deposit for the Madrid Spirit was 61.7 million Euros ( $82.6 million) and 84.3 million Euros ( $120.8 million), respectively. As at December 31, 2010 and December 31, 2009, the weighted-average interest rates earned on these deposits were 5.1%.

The Partnership also maintains restricted cash deposits relating to certain term loans, which cash totaled 9.3 million Euros ( $12.3 million) and 7.9 million Euros ( $11.3 million) as at December 31, 2010 and December 31, 2009, respectively.

Operating Lease Obligations
Teekay Tangguh Joint Venture.

On November 1, 2006, the Partnership entered into an agreement with Teekay Corporation to purchase its 100% interest in Teekay Tangguh Borrower LLC (or Teekay Tangguh), which owns a 70% interest in Teekay BLT Corporation (or the Teekay Tangguh Joint Venture). The Partnership ultimately acquired 99% of Teekay Corporation’s interest in Teekay Tangguh, essentially giving the Partnership a 69% interest in the Teekay Tangguh Joint Venture. As at December 31, 2010, the Teekay Tangguh Joint Venture was a party to operating leases whereby it is leasing its two LNG carriers (or the Tangguh LNG Carriers) to a third party company (or Head Leases). The Teekay Tangguh Joint Venture is then leasing back the LNG carriers from the same third party company (or Subleases). Under the terms of these leases, the third party company claims tax depreciation on the capital expenditures it incurred to lease the vessels. As is typical in these leasing arrangements, tax and change of law risks are assumed by the Teekay Tangguh Joint Venture. Lease payments under the Subleases are based on certain tax and financial assumptions at the commencement of the leases. If an assumption proves to be incorrect, the third party company is entitled to increase the lease payments under the Sublease to maintain its agreed after-tax margin. The Teekay Tangguh Joint Venture’s carrying amount of this tax indemnification is  $10.3 million and is included as part of other long-term liabilities in the accompanying consolidated balance sheets of the Partnership. The tax indemnification is for the duration of the lease contract with the third party plus the years it would take for the lease payments to be statute barred, and ends in 2033. Although there is no maximum potential amount of future payments, the Teekay Tangguh Joint Venture may terminate the lease arrangements on a voluntary basis at any time. If the lease arrangements terminate, the Teekay Tangguh Joint Venture will be required to pay termination sums to the third party company sufficient to repay the third party company’s investment in the vessels and to compensate it for the tax effect of the terminations, including recapture of any tax depreciation. The Head Leases and the Subleases have 20 year terms and are classified as operating leases. The Head Lease and the Sublease for each of the two Tangguh LNG Carriers commenced in November 2008 and March 2009, respectively.

As at December 31, 2010, the total estimated future minimum rental payments to be received and paid under the lease contracts are as follows:

	Head Lease	Sublease
Year	Receipts (1)	Payments (1)
2011	$28,875	$25,072
2012	$28,859	$25,072
2013	$28,843	$25,072
2014	$28,828	$25,072
2015	$22,188	$25,072
Thereafter	$281,548	$332,315

Total	$419,141	$457,675

(1)
The Head Leases are fixed-rate operating leases while the Subleases have a small variable-rate component. As at December 31, 2010, the Partnership had received  $91.2 million of Head Lease receipts and had paid  $41.5 million of Sublease payments. Head Lease receipts and payments are deferred and amortized on a straight line basis over the lease terms and as at December 31, 2010,  $31.3 million of Head Lease receipts has been deferred and included in other long-term liabilities in the Partnership’s consolidated balance sheets.

Net Investments in Direct Financing Leases

The Tangguh LNG Carriers commenced their time-charters with The Tangguh Production Sharing Contractors in January and May 2009, respectively. Both time-charters are accounted for as direct financing leases with 20-year terms and the following table lists the components of the net investments in direct financing leases:

	December 31,	December 31,
	2010	2009
	$	$

Total minimum lease payments to be received	701,442	739,972
Estimated unguaranteed residual value of leased properties	194,965	194,965
Initial direct costs	587	619
Less unearned revenue	(481,299)	(514,115)

Total	415,695	421,441
Less current portion	5,635	5,196

Total	410,060	416,245

As at December 31, 2010, estimated minimum lease payments to be received by the Partnership under the Tangguh LNG Carrier leases in each of the next five succeeding fiscal years are approximately  $38.5 million per year for 2011 through 2015. Both leases are scheduled to end in 2029.

Operating Leases

As at December 31, 2010, the minimum scheduled future revenues in the next five years to be received by the Partnership for the lease and non-lease elements under time-charters that were accounted for as operating leases were approximately  $333.5 million (2011),  $339.8 million (2012),  $338.9 million (2013),  $338.9 million (2014) and  $335.7 million (2015). The minimum scheduled future revenues should not be construed to reflect total charter hire revenues for any of the years.

Intangible Assets and Goodwill	12 Months Ended
Dec. 31, 2010
Intangible Assets and Goodwill [Abstract]
Intangible Assets and Goodwill
6.	Intangible Assets and Goodwill

As at December 31, 2010 and 2009 intangible assets consisted of time-charter contracts with a weighted-average amortization period of 19.2 years. The carrying amount of intangible assets for the Partnership’s reportable segments is as follows:

	December 31, 2010			December 31, 2009
		Conventional			Conventional
	Liquefied Gas	Tanker		Liquefied Gas	Tanker
	Segment	Segment	Total	Segment	Segment	Total
	$	$	$	$	$	$
Gross carrying amount	179,813	2,739	182,552	179,813	2,739	182,552
Accumulated amortization	(56,743)	(2,263)	(59,006)	(47,889)	(1,988)	(49,877)

Net carrying amount	123,070	476	123,546	131,924	751	132,675

Amortization expense of intangible assets is  $9.1 million for each of the years ended December 31, 2010, 2009 and 2008. Amortization of intangible assets in each of the five years following 2010 is approximately  $9.1 million per year.

The carrying amount of goodwill as at December 31, 2010 and 2009 for the Partnership’s liquefied gas segment is  $35.6 million. In 2008 the Partnership conducted an impairment review of its reporting units and determined that the fair value attributable to the Partnership’s Conventional tanker reporting unit was less than its carrying value. As a result, a goodwill impairment loss of  $3.6 million was recognized during 2008. In 2010 and 2009, the Partnership conducted a goodwill impairment review of its liquefied gas segment and concluded that no impairment existed at December 31, 2010 and 2009.

Advances to and from Joint Venture Partners	12 Months Ended
Dec. 31, 2010
Advances to and from Joint Venture Partners [Abstract]
Advances to and from Joint Venture Partners
7.	Advances to and from Joint Venture Partners

	December 31,	December 31,
	2010	2009
	$	$

Advances to BLT LNG Tangguh Corporation	10,200	—

Advances to joint venture partner	10,200	—

	December 31,	December 31,
	2010	2009
	$	$

Advances from Qatar Gas Transport Company Ltd. (Nakilat)	59	115
Advances from BLT LNG Tangguh Corporation	—	1,179

Advances from joint venture partners	59	1,294

Advances to and from joint venture partners are non-interest bearing and unsecured. The Partnership did not recognize any interest income or incur any interest expense from the advances during the years ended December 31, 2010, 2009 and 2008.

Accrued Liabilities	12 Months Ended
Dec. 31, 2010
Accrued Liabilities [Abstract]
Accrued Liabilities
8.	Accrued Liabilities

	December 31, 2010	December 31, 2009
	$	$

Voyage and vessel expenses	11,173	17,610
Interest	19,912	16,945
Payroll and benefits (note 17)(1)	6,534	6,495
Other	1,053	775

Total	38,672	41,825

(1)
As at December 31, 2010 and 2009,  $3.0 million and  $2.6 million, respectively, of accrued liabilities relates to crewing and manning costs payable to the subsidiaries of Teekay Corporation (see Note 11a).

Long-Term Debt	12 Months Ended
Dec. 31, 2010
Debt [Abstract]
Long-Term Debt
9.	Long-Term Debt

	December 31,	December 31,
	2010	2009
	$	$

U.S. Dollar-denominated Revolving Credit Facilities due through 2018	188,000	181,000
U.S. Dollar-denominated Term Loans due through 2019	371,685	396,601
U.S. Dollar-denominated Term Loans due through 2021	332,248	342,644
U.S. Dollar-denominated Term Loans due through 2021	120,599	126,013
U.S. Dollar-denominated Unsecured Demand Loan	13,282	14,658
Euro-denominated Term Loans due through 2023	373,301	412,418

Total	1,399,115	1,473,334
Less current portion	76,408	75,647

Total	1,322,707	1,397,687

As at December 31, 2010, the Partnership had three long-term revolving credit facilities available, which, as at such date, provided for borrowings of up to  $526.6 million, of which  $338.6 million was undrawn. Interest payments are based on LIBOR plus margins. The amount available under the revolving credit facilities reduces by  $32.2 million (2011),  $32.9 million (2012),  $33.7 million (2013),  $34.5 million (2014),  $84.1 million (2015) and  $309.2 million (thereafter). All the revolving credit facilities may be used by the Partnership to fund general partnership purposes and to fund cash distributions. The Partnership is required to repay all borrowings used to fund cash distributions within 12 months of their being drawn, from a source other than further borrowings. The revolving credit facilities are collateralized by first-priority mortgages granted on seven of the Partnership’s vessels, together with other related security, and include a guarantee from the Partnership or its subsidiaries of all outstanding amounts.

The Partnership has a U.S. Dollar-denominated term loan outstanding, which, as at December 31, 2010, totaled  $371.7 million, of which  $203.5 million bears interest at a fixed-rate of 5.39% and requires quarterly payments. The remaining  $168.2 million bears interest based on LIBOR plus a margin and will require bullet repayments of approximately  $56.0 million per vessel due at maturity in 2018 and 2019. The term loan is collateralized by first-priority mortgages on three vessels to which the loan relates, together with certain other related security and certain guarantees from the Partnership.

The Partnership owns a 69% interest in the Teekay Tangguh Joint Venture. The Teekay Tangguh Joint Venture has a U.S. Dollar-denominated term loan outstanding, which, as at December 31, 2010, totaled  $332.2 million. Interest payments on the loan are based on LIBOR plus margins with margins ranging between 0.30% and 0.63%. Interest payments on one tranche under the loan facility are based on LIBOR plus 0.30%, while interest payments on the second tranche are based on LIBOR plus 0.625%. One tranche (total value of up to  $324.5 million) reduces in quarterly payments while the other tranche (total value of up to  $190.0 million) correspondingly is drawn up with a final  $95.0 million bullet payment per vessel due 12 years and three months from each vessel delivery date. This loan facility is collateralized by first-priority mortgages on the two vessels to which the loan relates, together with certain other security and is guaranteed by the Partnership.

At December 31, 2010, the Partnership had a U.S. Dollar-denominated term loan outstanding in the amount of  $120.6 million. Interest payments on one tranche under the loan facility are based on six month LIBOR plus 0.30%, while interest payments on the second tranche are based on six-month LIBOR plus 0.70%. One tranche reduces in semi-annual payments while the other tranche correspondingly is drawn up every six months with a final  $20 million bullet payment per vessel due 12 years and six months from each vessel delivery date. This loan facility is collateralized by first-priority mortgages on the two vessels to which the loan relates, together with certain other related security and is guaranteed by Teekay Corporation.

The Partnership has a U.S. Dollar-denominated demand loan outstanding owing to Teekay Nakilat’s joint venture partner, which, as at December 31, 2010, totaled  $13.3 million. Interest payments on this loan, which are based on a fixed interest rate of 4.84%, commenced in February 2008. The loan is repayable on demand no earlier than February 27, 2027.

The Partnership has two Euro-denominated term loans outstanding, which as at December 31, 2010 totaled 278.9 million Euros ( $373.3 million). Interest payments are based on EURIBOR plus a margin, which margins ranged from 0.60% to 0.66% as of December 31, 2010. The term loans have varying maturities through 2023. The term loans are collateralized by first-priority mortgages on two vessels to which the loans relate, together with certain other related security and guarantees from one of the Partnership’s subsidiaries.

Also at December 31, 2010, the Partnership had a  $122.0 million credit facility that will be secured by three LPG Carriers (or the Skaugen LPG Carriers), of which two were acquired from I. M. Skaugen ASA (or Skaugen) in April 2009 and November 2009, and two Multigas ships to be acquired from Teekay Corporation in 2011 (or the Skaugen Multigas Carriers). The facility amount is equal to the lower of  $122.0 million and 60% of the aggregate purchase price of the vessels. The facility will mature, with respect to each vessel, seven years after each vessel’s first drawdown date. The Partnership expects to draw on this facility in 2011 to repay a portion of the amount it borrowed to purchase two Skaugen LPG Carriers in April 2009 and November 2009. As at December 31, 2010, the Partnership had access to draw  $40 million on this facility. The Partnership intends to use the remaining available funds from the facility to assist in purchasing the remaining Skaugen LPG Carrier and the Skaugen Multigas Carriers.

The weighted-average effective interest rate for the Partnership’s long-term debt outstanding at December 31, 2010 and 2009 was 1.7%. This rate does not reflect the effect of related interest rate swaps that the Partnership has used to economically hedge certain of its floating-rate debt (see Note 12). At December 31, 2010, the margins on the Partnership’s outstanding long-term debt ranged from 0.3% to 0.7%.

All Euro-denominated term loans are revalued at the end of each period using the then-prevailing Euro/U.S. Dollar exchange rate. Due primarily to the revaluation of the Partnership’s Euro-denominated term loans, capital leases and restricted cash, the Partnership recognized an unrealized foreign exchange gain (loss) of  $27.5 million, ( $10.8) million and  $18.2 million for the year ended December 31, 2010, 2009 and 2008, respectively.

The aggregate annual long-term debt principal repayments required for periods subsequent to December 31, 2010 are  $76.4 million (2011),  $277.9 million (2012),  $78.9 million (2013),  $79.4 million (2014)  $128.8 million (2015) and  $757.7 million (thereafter).

Certain loan agreements require that minimum levels of tangible net worth and aggregate liquidity be maintained, provide for a maximum level of leverage, and require one of the Partnership’s subsidiaries to maintain restricted cash deposits. The Partnership’s ship-owning subsidiaries may not, among other things, pay dividends or distributions if the Partnership is in default under its term loans or revolving credit facilities. One of the Partnership’s term loans is guaranteed by Teekay Corporation and contains covenants that require Teekay Corporation to maintain the greater of a minimum liquidity (cash and cash equivalents) of at least  $50.0 million and 5.0% of Teekay Corporation’s total consolidated debt which has recourse to Teekay Corporation. As at December 31, 2010, the Partnership and its affiliates were in compliance with all covenants relating to the Partnership’s credit facilities and capital leases.

Income Tax	12 Months Ended
Dec. 31, 2010
Income Tax [Abstract]
Income Tax
10.	Income Tax
The components of the provision for income taxes were as follows:

	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
	2010	2009	2008
	$	$	$
Current	(1,340)	(500)	—
Deferred	(330)	(194)	(205)

Income tax expense	(1,670)	(694)	(205)

The significant components of the Partnership’s deferred tax assets (liabilities) included in other assets were as follows:

	Year Ended	Year Ended
	December 31,	December 31,
	2010	2009
	$	$
Derivative instruments	13,229	9,180
Taxation loss carryforwards	13,444	11,953
Vessels and equipment	18,998	11,179
Capitalized interest	(3,604)	(3,713)

	42,067	28,599
Valuation allowance	(38,420)	(24,943)

Net deferred tax assets	3,647	3,656

The Partnership has tax losses in the United Kingdom (or UK) of  $41.0 million as at December 31, 2010 that are available indefinitely for offset against future taxable income in the UK. The Partnership also has tax losses in Spain of 49.0 million Euros (approximately  $65.5 million) as at December 31, 2010 that are available to be carried forward for fifteen years for offset against future taxable income in Spain.

As of December 31, 2007, the Partnership had unrecognized tax benefits of 3.4 million Euros (approximately  $5.4 million) relating to a re-investment tax credit related to a 2005 annual tax filing. During the third quarter of 2008, the Partnership received the refund on the re-investment tax credit and met the more-likely-than-not recognition threshold. As a result, the Partnership reflected this refund as a credit to equity as the original vessel sale transaction was a related party transaction reflected in equity. The relevant tax authorities have challenged the eligibility of the re-investment tax credit. As a result, the Partnership believes the more-likely-than-not threshold is no longer met and recognized a liability of 3.4 million Euros (approximately  $4.7 million) and reversed the benefit of the refund against equity as of December 31, 2009. As at December 31, 2010, a liability of 4.0 million Euros (approximately  $5.4 million) relating to the re-investment tax credit is included in other long-term liabilities.

The Partnership recognizes interest and penalties related to uncertain tax positions in income tax expense. As of December 31, 2010 and 2009, the Partnership had  $1.0 million and  $0.5 million, respectively, of accrued interest and penalties relating to income taxes. The tax years 2007 through 2010 currently remain open to examination by the major tax jurisdictions to which the Partnership is subject to.

Related Party Transactions	12 Months Ended
Dec. 31, 2010
Related Party Transactions [Abstract]
Related Party Transactions
11.	Related Party Transactions
a) The Partnership and certain of its operating subsidiaries have entered into services agreements with certain subsidiaries of Teekay Corporation pursuant to which the Teekay Corporation subsidiaries provide the Partnership with administrative, crew training, advisory, technical and strategic consulting services. During the years ended December 31, 2010, 2009 and 2008, the Partnership incurred  $14.9 million,  $11.4 million and  $9.4 million, respectively, for these services. In addition, as a component of the services agreements, the Teekay Corporation subsidiaries provide the Partnership with all usual and customary crew management services in respect of its vessels. For the years ended December 31, 2010, 2009 and 2008, the Partnership incurred  $30.5 million,  $27.4 million and  $20.1 million, respectively, for crewing and manning costs, of which  $3.6 million and  $3.7 million were payable to the subsidiaries of Teekay Corporation as at December 31, 2010 and December 31, 2009, respectively, and is included as part of accounts payable and accrued liabilities in the Partnership’s consolidated balance sheets.

On March 31, 2009, a subsidiary of Teekay Corporation paid  $3.0 million to the Partnership for the right to provide certain ship management services to certain of the Partnership’s vessels. This amount is deferred and amortized on a straight-line basis until 2012 and is included as a reduction of general and administrative expense in the Partnership’s consolidated statements of income (loss).

During the years ended December 31, 2010, 2009 and 2008,  $0.7 million,  $1.6 million and  $0.5 million, respectively, of general and administrative expenses attributable to the operations of the Centrofin Suezmaxes, Alexander Spirit and the Kenai LNG Carriers were incurred by Teekay Corporation and have been allocated to the Partnership as part of the results of the Dropdown Predecessor.

During the years ended December 31, 2010, 2009 and 2008,  $0.3 million,  $0.4 million and  $3.1 million, respectively, of interest expense attributable to the operations of the Alexander Spirit and the Kenai LNG Carriers was incurred by Teekay Corporation and has been allocated to the Partnership as part of the results of the Dropdown Predecessor.

b) The Partnership reimburses the General Partner for all expenses incurred by the General Partner or its affiliates that are necessary or appropriate for the conduct of the Partnership’s business. During the years ended December 31, 2010, 2009 and 2008, the Partnership incurred  $0.8 million for each of these three years of these costs.
c) The Partnership was a party to an agreement with Teekay Corporation pursuant to which Teekay Corporation provided the Partnership with off-hire insurance for certain of its LNG carriers. During the years ended December 31, 2010, 2009 and 2008, the Partnership incurred nil,  $0.5 million and  $1.5 million respectively of these costs. The Partnership did not renew this off-hire insurance with Teekay Corporation, which expired during the second quarter of 2009. The Partnership currently obtains third-party off-hire insurance for certain of its LNG carriers and self-insures the remaining vessels in its fleet.
d) In connection with the Partnership’s initial public offering in May 2005, the Partnership entered into an omnibus agreement with Teekay Corporation, the General Partner and other related parties governing, among other things, when the Partnership and Teekay Corporation may compete with each other and certain rights of first offer on LNG carriers and Suezmax tankers. In December 2006, the omnibus agreement was amended in connection with the initial public offering of Teekay Offshore Partners L.P. (or Teekay Offshore). As amended, the agreement governs, among other things, when the Partnership, Teekay Corporation and Teekay Offshore may compete with each other and certain rights of first offer on LNG carriers, oil tankers, shuttle tankers, floating storage and offtake units and floating production, storage and offloading units.
e) On November 1, 2006, the Partnership agreed to acquire from Teekay Corporation its 70% interest in the Teekay Tangguh Joint Venture, which owns the two Tangguh LNG Carriers and the related 20-year, fixed-rate time-charters to service the Tangguh LNG project in Indonesia. The customer under the charters for the Tangguh LNG Carriers is The Tangguh Production Sharing Contractors, a consortium led by BP Berau Ltd., a subsidiary of BP plc. The Partnership has operational responsibility for the vessels. The remaining 30% interest in the Teekay Tangguh Joint Venture is held by BLT LNG Tangguh Corporation, a subsidiary of PT Berlian Laju Tanker Tbk.

On August 10, 2009, the Partnership acquired 99% of Teekay Corporation’s 70% ownership interest in the Teekay Tangguh Joint Venture (giving the Partnership a 69% interest in the joint venture) for a purchase price of  $69.1 million (net of assumed debt). This transaction was concluded between two entities under common control and, thus, the assets acquired were recorded at historical book value. The excess of the purchase price over the book value of the assets of  $31.8 million was accounted for as an equity distribution to Teekay Corporation. The remaining 30% interest in the Teekay Tangguh Joint Venture is held by BLT LNG Tangguh Corporation. For the period November 1, 2006 to August 9, 2009, the Partnership consolidated Teekay Tangguh as it was considered a variable interest entity whereby the Partnership was the primary beneficiary.

During the year ended December 31, 2008, the Teekay Tangguh Joint Venture repaid  $28 million of its contributed capital to its joint venture partners, Teekay Corporation and BLT LNG Tangguh Corporation.

f) On November 1, 2006, the Partnership agreed to acquire from Teekay Corporation its 100% interest in Teekay Nakilat (III) Holdings Corporation (or Teekay Nakilat (III)) which in turn owns 40% of Teekay Nakilat (III) Corporation (or the RasGas 3 Joint Venture). The remaining 60% interest in the RasGas 3 Joint Venture is held by QGTC Nakilat (1643-6) Holdings Corporation (or QGTC 3). RasGas 3 Joint Venture owns four LNG carriers (or the RasGas 3 LNG Carriers) and related 25-year, fixed-rate time-charters (with options to extend up to an additional 10 years) to service the expansion of a LNG project in Qatar. The customer is Ras Laffan Liquefied Natural Gas Co. Limited (3), a joint venture company between Qatar Petroleum and a subsidiary of ExxonMobil Corporation. The delivered cost of the four double-hulled RasGas 3 LNG Carriers of 217,000 cubic meters each was approximately  $1.0 billion, excluding capitalized interest, of which the Partnership was responsible for 40% upon its acquisition of Teekay Corporation’s interest in the joint venture. The four vessels delivered between May and July 2008. The Partnership has operational responsibility for the vessels in this project, although QGTC 3 may assume operational responsibility beginning 10 years following delivery of the vessels. Teekay Nakilat (III) accounts for its investment in the RasGas 3 Joint Venture using the equity method.

On May 6, 2008, the Partnership acquired Teekay Corporation’s 100% ownership interest in Teekay Nakilat (III) in exchange for a non-interest bearing and unsecured promissory note. The purchase price (net of assumed debt) of  $110.2 million has been paid by the Partnership. This transaction was concluded between two entities under common control and, thus, the assets acquired were recorded at historical book value. The excess of the purchase price over the book value of the assets was accounted for as an equity distribution to Teekay Corporation. For the period November 1, 2006 to May 5, 2008, the Partnership consolidated Teekay Nakilat (III) as it was considered a variable interest entity whereby the Partnership was the primary beneficiary. Subsequent to May 6, 2008, Teekay Nakilat (III) was no longer a variable interest entity and the Partnership consolidates Teekay Nakilat (III) as it has voting control.

On December 31, 2008 Teekay Nakilat (III) and QGTC 3 novated a term loan of such parties to the RasGas 3 Joint Venture relating to the RasGas 3 LNG Carries along with the related accrued interest and deferred debt issuance costs. Also on December 31, 2008, Teekay Nakilat (III) and QGTC 3 novated their interest rate swap agreements to the RasGas 3 Joint Venture for no consideration. As a result, the RasGas 3 Joint Venture assumed all the rights, liabilities and obligations of Teekay Nakilat (III) and QGTC 3 under the terms of the original term loan and the interest rate swap agreements.

g) The Partnership’s Suezmax tanker the Toledo Spirit, which was delivered in July 2005, operates pursuant to a time-charter contract that increases or decreases the otherwise fixed-hire rate established in the charter depending on the spot charter rates that the Partnership would have earned had it traded the vessel in the spot tanker market. The remaining term of the time-charter contract is 15 years as of December 31, 2010, although the charterer has the right to terminate the time-charter in July 2018. The Partnership has entered into an agreement with Teekay Corporation under which Teekay Corporation pays the Partnership any amounts payable to the charterer as a result of spot rates being below the fixed rate, and the Partnership pays Teekay Corporation any amounts payable to the Partnership as a result of spot rates being in excess of the fixed rate.

During the years ended December 31, 2010, 2009 and 2008, the Partnership realized losses of  $1.9 million,  $0.9 million and  $8.6 million, respectively, for amounts paid to Teekay Corporation as a result of this agreement (see Note 12). The amounts payable or receivable from Teekay Corporation are settled at the end of each year.

h) In April 2008, the Partnership acquired the two 1993-built LNG carriers (or the Kenai LNG Carriers) from Teekay Corporation for  $230.0 million. The Partnership financed the acquisition with borrowings under one of its revolving credit facilities. The Partnership chartered the vessels back to Teekay Corporation at a fixed-rate for a period of ten years (plus options exercisable by Teekay Corporation to extend up to an additional 15 years). During the years ended December 31, 2010, 2009 and 2008, the Partnership recognized revenues of  $36.5 million,  $38.9 million and  $29.6 million, respectively, from these charters.
i) In July 2008, subsidiaries of Teekay Corporation (or the Skaugen Multigas Subsidiaries) signed contracts for the purchase of the Skaugen Multigas Carriers from Skaugen, which are two technically advanced 12,000-cubic meter newbuilding ships capable of carrying LNG, LPG or ethylene. The Partnership agreed to acquire the Skaugen Multigas Subsidiaries from Teekay Corporation upon delivery of the vessels. The vessels are expected to be delivered in 2011 for a total cost of approximately  $106 million. Each vessel is scheduled to commence service under 15-year fixed-rate charters to Skaugen (see Note 13a).
j) In June and November 2009, in conjunction with the acquisition of the two Skaugen LPG Carriers, Teekay Corporation novated interest rate swaps, each with a notional amount of  $30.0 million, to the Partnership for no consideration. During the year ended 2010, the Partnership agreed to acquire an interest rate swap, with a notional amount of  $30.0 million, relating to the third Skaugen LPG Carrier from Teekay Corporation for no consideration and the Partnership accounted for this swap during the year. The actual acquisition of this interest rate swap is concurrent with the delivery of the third Skaugen LPG Carrier. These transactions were concluded between related parties and thus the interest rate swaps were recorded at their carrying values which were equal to their fair values. The excess of the liabilities assumed over the consideration paid amounting to  $1.6 million,  $3.2 million and  $1.5 million, respectively, were charged to equity.
k) In November 2009, the Partnership sold 1% of its interest in the Kenai LNG Carriers to the General Partner for approximately  $2.3 million in order to structure this project in a tax efficient manner for the Partnership.
l) On March 17, 2010, the Partnership acquired from Teekay Corporation two 2009-built Suezmax tankers, the Bermuda Spirit and the Hamilton Spirit, and a 2007-built Handymax Product tanker, the Alexander Spirit, and the associated long-term fixed-rate time-charter contracts for a total cost of  $160 million. As described in Note 1, the acquisition was accounted for as a reorganization of entities under common control and accounted for on a basis similar to the pooling of interest basis. The Partnership financed the acquisition by assuming  $126 million of debt, drawing  $24 million on its existing revolvers and using  $10 million of cash. In addition, the Partnership acquired approximately  $15 million of working capital in exchange for a short-term vendor loan from Teekay Corporation. The excess of the purchase price over the historical carrying value of the assets acquired was  $3.6 million and is reflected as a distribution of capital to Teekay Corporation.
m) As at December 31, 2010 and December 31, 2009, non-interest bearing advances to affiliates totaled  $6.1 million and  $20.7 million, respectively, and non-interest bearing advances from affiliates totaled  $133.3 million and  $104.3 million, respectively. These advances are unsecured and have no fixed repayment terms, however, they are expected to be settled within the next fiscal year.

Derivative Instruments	12 Months Ended
Dec. 31, 2010
Derivative Instruments [Abstract]
Derivative Instruments
12.	Derivative Instruments
The Partnership uses derivative instruments in accordance with its overall risk management policy. The Partnership has not designated these derivative instruments as hedges for accounting purposes.

The Partnership enters into interest rate swaps which either exchange a receipt of floating interest for a payment of fixed interest or a payment of floating interest for a receipt of fixed interest to reduce the Partnership’s exposure to interest rate variability on its outstanding floating-rate debt and floating-rate restricted cash deposits.

As at December 31, 2010, the Partnership was committed to the following interest rate swap agreements:

			Fair Value /
			Carrying	Weighted-
			Amount of	Average	Fixed
	Interest	Principal	Assets	Remaining	Interest
	Rate	Amount	(Liability)	Term	Rate
	Index	$	$	(years)	(%) (1)
LIBOR-Based Debt:
U.S. Dollar-denominated interest rate swaps (2)	LIBOR	437,458	(60,154)	26.1	4.9
U.S. Dollar-denominated interest rate swaps (2)	LIBOR	215,685	(48,353)	8.2	6.2
U.S. Dollar-denominated interest rate swaps	LIBOR	90,000	(12,214)	7.7	4.9
U.S. Dollar-denominated interest rate swaps	LIBOR	100,000	(17,725)	6.0	5.3
U.S. Dollar-denominated interest rate swaps (3)	LIBOR	231,250	(37,593)	18.0	5.2
LIBOR-Based Restricted Cash Deposit:
U.S. Dollar-denominated interest rate swaps (2)	LIBOR	471,535	66,870	26.1	4.8
EURIBOR-Based Debt:
Euro-denominated interest rate swaps (4)	EURIBOR	373,301	(25,424)	13.5	3.8

			(134,593)

(1)	Excludes the margins the Partnership pays on its drawn floating-rate debt, which, at December 31, 2010, ranged from 0.3% to 0.7%.

(2)	Principal amount reduces quarterly.

(3)	Principal amount reduces semiannually.

(4)	Principal amount reduces monthly to 70.1 million Euros ( $93.8 million) by the maturity dates of the swap agreements.

The Partnership is exposed to credit loss in the event of non-performance by the counterparties to the interest rate swap agreements. In order to minimize counterparty risk, the Partnership only enters into derivative transactions with counterparties that are rated A- or better by Standard & Poor’s or A3 by Moody’s at the time of the transactions. In addition, to the extent practical, interest rate swaps are entered into with different counterparties to reduce concentration risk.

In order to reduce the variability of its revenue, the Partnership has entered into an agreement with Teekay Corporation under which Teekay Corporation pays the Partnership any amounts payable to the charterer of the Toledo Spirit as a result of spot rates being below the fixed rate, and the Partnership pays Teekay Corporation any amounts payable to the Partnership by the charterer of the Toledo Spirit as a result of spot rates being in excess of the fixed rate. The fair value of the derivative at December 31, 2010 is a liability of  $10.0 million (December 31, 2009 —  $10.6 million).

The following table presents the location and fair value amounts of derivative instruments, segregated by type of contract, on the Partnership’s balance sheets.

		Current			Current
		portion of			portion of
	Accounts	derivative	Derivative	Accrued	derivative	Derivative
	receivable	assets	assets	liabilities	liabilities	liabilities
As at December 31, 2010
Interest rate swap agreements	4,587	16,758	45,525	(11,498)	(50,603)	(139,362)
Toledo Spirit time-charter derivative	—	—	—	—	—	(10,000)

	4,587	16,758	45,525	(11,498)	(50,603)	(149,362)

As at December 31, 2009
Interest rate swap agreements	4,613	16,337	15,794	(11,539)	(50,056)	(73,351)
Toledo Spirit time-charter derivative	—	—	—	—	—	(10,600)

	4,613	16,337	15,794	(11,539)	(50,056)	(83,951)

The following table presents the gains (losses) for those derivative instruments not designated or qualifying as hedging instruments. All gains (losses) are presented as realized and unrealized loss on derivative instruments in the Partnership’s consolidated statements of income (loss).

	Year Ended December 31,
	2010			2009			2008
	Realized	Unrealized		Realized	Unrealized		Realized	Unrealized
	gains	gains		gains	gains		gains	gains
	(losses)	(losses)	Total	(losses)	(losses)	Total	(losses)	(losses)	Total

Interest rate swap agreements	(42,495)	(34,906)	(77,401)	(36,222)	(11,143)	(47,365)	(6,788)	(82,543)	(89,331)
Toledo Spirit time-charter derivative	(1,919)	600	(1,319)	(940)	7,355	6,415	(8,620)	(2,003)	(10,623)

	(44,414)	(34,306)	(78,720)	(37,162)	(3,788)	(40,950)	(15,408)	(84,546)	(99,954)

Commitments and Contingencies	12 Months Ended
Dec. 31, 2010
Commitments and Contingencies [Abstract]
Commitments and Contingencies
13.	Commitments and Contingencies
a) The Partnership consolidates certain variable interest entities (or VIEs) within its consolidated financial statements. In general, a variable interest entity is a corporation, partnership, limited-liability company, trust or any other legal structure used to conduct activities or hold assets that either (1) has an insufficient amount of equity to carry out its principal activities without additional subordinated financial support, (2) has a group of equity owners that are unable to make significant decisions about its activities, or (3) has a group of equity owners that do not have the obligation to absorb losses or the right to receive returns generated by its operations. A party that is a variable interest holder is required to consolidate a VIE if it has both (a) the power to direct the activities of a VIE that most significantly impact the entity’s economic performance and (b) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE.

The Partnership has consolidated Teekay Tangguh and Teekay Nakilat (III) effective November 2006 and the Skaugen Multigas Subsidiaries effective July 2008, as each of these entities became VIEs and the Partnership became their primary beneficiary on the date the Partnership agreed to acquire all of Teekay Corporation’s interests in these entities (see Notes 11e, 11f and 11i). Upon the Partnership’s acquisition of Teekay Nakilat (III) on May 6, 2008 and of Teekay Tangguh on August 10, 2009, Teekay Nakilat (III) and Teekay Tangguh were no longer VIEs.

The following table summarizes the balance sheets of the Skaugen Multigas Subsidiaries as at December 31, 2010 and 2009:

	December 31,	December 31,
	2010	2009
	$	$
ASSETS
Vessels and equipment
Advances on newbuilding contracts	79,535	57,430
Other assets	651	651

Total assets	80,186	58,081

LIABILITIES AND DEFICIT
Accrued liabilities and other	587	112
Advances from affiliates	79,612	57,977

Total liabilities	80,199	58,089
Total deficit	(13)	(8)

Total liabilities and total deficit	80,186	58,081

The assets and liabilities of the Skaugen Multigas Subsidiaries are reflected in the Partnership’s financial statements at historical cost as the Partnership and the VIEs are under common control. The Partnership’s maximum exposure to loss as of December 31, 2010 and December 31, 2009, as a result of its commitment to purchase Teekay Corporation’s interests in the Skaugen Multigas is limited to the purchase price of its interest in both vessels, which is expected to be approximately  $106 million. The assets of the Skaugen Multigas Subsidiaries cannot be used by the Partnership and the creditors of the Skaugen Multigas Subsidiaries have no recourse to the general credit of the Partnership.

b) The Partnership has an agreement to acquire the third Skaugen LPG Carrier upon delivery for approximately  $33.0 million. The third vessel is expected to deliver in 2011 and upon delivery, the vessel will be chartered to Skaugen at fixed rates for a period of 15 years.

Supplemental Cash Flow Information	12 Months Ended
Dec. 31, 2010
Supplemental Cash Flow Information [Abstract]
Supplemental Cash Flow Information
14.	Supplemental Cash Flow Information
a) The changes in operating assets and liabilities for years ended December 31, 2010, 2009 and 2008 are as follows:

	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
	2010	2009	2008
	$	$	$

Accounts receivable	(8,442)	3,888	4,875
Prepaid expenses and other operating assets	4,018	5,677	4,322
Accounts payable	(326)	(6,203)	2,790
Accrued liabilities	(6,222)	9,504	2,111
Unearned revenue and other operating liabilities	2,767	10,301	19,643
Advances to and from affiliates and joint venture partners	11,234	3,821	(1,779)

Total	3,029	26,988	31,962

b) Cash interest paid (including interest paid by the Dropdown Predecessor and realized losses on interest rate swaps) on long-term debt, advances from affiliates and capital lease obligations, net of amounts capitalized, during the years ended December 31, 2010, 2009 and 2008 totaled  $135.5 million,  $105.0 million and  $154.7 million, respectively.
c) Net change in parent’s equity in the Dropdrown Predecessor includes the equity of the Dropdown Predecessor when initially pooled for accounting purposes and any subsequent non-cash equity transactions of the Dropdown Predecessor.
d) On December 31, 2008 Teekay Nakilat (III) and QGTC 3 novated their interest rate swap obligations of  $69.2 million to the RasGas 3 Joint Venture for no consideration. This transaction was treated as a non-cash transaction in the Partnership’s consolidated statements of cash flows.
e) On December 31, 2008 Teekay Nakilat (III) and QGTC 3 novated their external long-term debt and accrued interest of  $871.3 million and related deferred debt issuance costs of  $4.1 million to the RasGas 3 Joint Venture. As a result of this transaction, the Partnership’s long-term debt and accrued interest have decreased by  $871.3 million and other assets decreased by  $4.1 million offset by a decrease in the Partnership’s advances to the RasGas 3 Joint Venture. These transactions were treated as non-cash transactions in the Partnership’s consolidated statements of cash flows.
f) During the year ended December 31, 2009, the Tangguh LNG Carriers commenced their external time-charter contracts under direct financing leases. The initial recognition of the net investments in direct financing leases for both vessels of  $425.9 million were treated as non-cash transactions in the Partnership’s consolidated statements of cash flows.
g) Teekay Nakilat and the Teekay Tangguh Joint Venture entered into lease contracts, respectively, whereby it guarantees to make payments to a third party company for any losses suffered by the third party company relating to tax law changes. The initial liabilities recorded of  $29.8 million were treated as non-cash transactions in the Partnership’s consolidated statements of cash flows.
h) In June and November 2009, Teekay Corporation novated interest rate swaps, each with a notional amount of  $30.0 million, to the Partnership for no consideration. During the year ended 2010, the Partnership agreed to acquire an interest rate swap from Teekay Corporation for no consideration. The transactions were concluded between related parties and thus the interest rate swaps were recorded at their carrying value. The excess of the liabilities assumed over the consideration received, amounting to  $1.6 million,  $3.2 million and  $1.5 million, respectively, were charged to equity and treated as non-cash transactions in the Partnership’s consolidated statements of cash flows.
i) In November 2010, the  $37.3 million portion of the purchase price relating to the Partnership’s 50% acquisition of the Excalibur and Excelsior Joint Ventures through the issuance of 1.1 million common units was treated as a non-cash transaction in the Partnership’s consolidated statements of cash flows.

Total Capital and Net Income (Loss) Per Unit	12 Months Ended
Dec. 31, 2010
Total Capital and Net Income (Loss) Per Unit [Abstract]
Total Capital and Net Income (Loss) Per Unit
15.	Total Capital and Net Income (Loss) Per Unit
At December 31, 2010, of the Partnership’s total number of units outstanding, 53.2% were held by the public and the remaining units were held by a subsidiary of Teekay Corporation.

On November 4, 2010, the Partnership issued 1.1 million common units as part of the acquisition of the Excalibur and Excelsior Joint Ventures (see note 18) and on July 15, 2010, the Partnership completed a direct equity placement of 1.7 million common units. During April 2008, March 2009 and November 2009, the Partnership completed follow-on equity offerings of 7.1 million common units, 4.0 million common units and 4.0 million common units, respectively (see Note 3).

During 2010, the board of directors of the General Partner authorized the award by the Partnership of 1,007 common units to each of the four non-employee directors with a value of approximately  $30,000 for each award. The Chairman was awarded 2,181 common units with a value of approximately  $65,000. These common units were purchased by the Partnership in the open market in May 2010 and were fully vested upon grant. During 2009 and 2008, the Partnership awarded 1,644 and 1,049 common units, respectively, as compensation to each of the four non-employee directors. The awards were fully vested in September 2009 and April 2008, respectively. The compensation to the non-employee directors are included in general and administrative expenses on the consolidated statements of income (loss).

Limited Total Rights
Significant rights of the Partnership’s limited partners include the following:
•	Right to receive distribution of available cash within approximately 45 days after the end of each quarter.
•	No limited partner shall have any management power over the Partnership’s business and affairs; the General Partner shall conduct, direct and manage Partnership’s activities.
•
The General Partner may be removed if such removal is approved by unitholders holding at least 66-2/3% of the outstanding units voting as a single class, including units held by our General Partner and its affiliates.

Subordinated Units

All of the Partnership’s subordinated units were held by a subsidiary of Teekay Corporation. Under the partnership agreement, during the subordination period applicable to the Partnership’s subordinated units, the common units had the right to receive distributions of available cash from operating surplus in an amount equal to the minimum quarterly distribution of  $0.4125 per quarter, plus any arrearages in the payment of the minimum quarterly distribution on the common units from prior quarters, before any distributions of available cash from operating surplus may be made on the subordinated units. Distribution arrearages do not accrue on the subordinated units. The purpose of the subordinated units was to increase the likelihood that during the subordination period there would be available cash to be distributed on the common units.

On May 19, 2008, 25% of the subordinated units (3.7 million units) issued to Teekay Corporation in connection with the Partnership’s formation and initial public offering were converted into common units on a one-for-one basis as provided for under the terms of the partnership agreement and began participating pro rata with the other common units in distributions of available cash commencing with the August 2008 distribution. The price of the Partnership’s units at the time of conversion was  $29.07.

On May 19, 2009, an additional 3.7 million subordinated units were converted into an equal number of common units as provided for under the terms of the partnership agreement and participate pro rata with the other common units in distributions of available cash commencing with the August 2009 distribution. The price of the Partnership’s units at the time of conversion was  $17.66.

The subordination period ended on April 1, 2010 and the remaining 7.4 million subordinated units converted into an equal number of common units. The price of the Partnership’s units at time of conversion was  $29.95. For the purpose of the subordinated net income (loss) per unit calculation, weighted average number of units outstanding as at December 31, 2010 was 1.8 million units due to the conversion of these units on April 1, 2010 and as a result, the subordinated net income per unit for the year ended December 31, 2010 is  $2.04.

Incentive Distribution Rights
The General Partner is entitled to incentive distributions if the amount the Partnership distributes to unitholders with respect to any quarter exceeds specified target levels shown below:

Quarterly Distribution Target Amount (per unit)	Unitholders	General Partner
Minimum quarterly distribution of $0.4125	98%	2%
Up to $0.4625	98%	2%
Above $0.4625 up to $0.5375	85%	15%
Above $0.5375 up to $0.65	75%	25%
Above $0.65	50%	50%

During 2010, cash distributions exceeded  $0.4625 per unit and, consequently, the assumed distribution of net income resulted in the use of the increasing percentages to calculate the General Partner’s interest in net income for the purposes of the net income (loss) per unit calculation.

In the event of a liquidation, all property and cash in excess of that required to discharge all liabilities will be distributed to the unitholders and the General Partner in proportion to their capital account balances, as adjusted to reflect any gain or loss upon the sale or other disposition of the Partnership’s assets in liquidation in accordance with the partnership agreement.

Net Income (Loss) Per Unit

Net income (loss) per unit is determined by dividing net income (loss), after deducting the amount of net income (loss) attributable to the Dropdown Predecessor, the non-controlling interest and the General Partner’s interest, by the weighted-average number of units outstanding during the period.

The General Partner’s, common unitholders’ and subordinated unitholder’s interests in net income (loss) are calculated as if all net income (loss) was distributed according to the terms of the Partnership’s partnership agreement, regardless of whether those earnings would or could be distributed. The partnership agreement does not provide for the distribution of net income (loss); rather, it provides for the distribution of available cash, which is a contractually defined term that generally means all cash on hand at the end of each quarter after establishment of cash reserves determined by the Partnership’s board of directors to provide for the proper conduct of the Partnership’s business including reserves for maintenance and replacement capital expenditure and anticipated credit needs. In addition, the General Partner is entitled to incentive distributions if the amount the Partnership distributes to unitholders with respect to any quarter exceeds specified target levels. Unlike available cash, net income (loss) is affected by non-cash items, such as depreciation and amortization, unrealized gains or losses on non-designated derivative instruments and foreign currency translation gains (losses).

Pursuant to the Partnership agreement, allocations to partners are made on a quarterly basis.

Other Information	12 Months Ended
Dec. 31, 2010
Other Information [Abstract]
Other Information
16.	Other Information
a) In December 2007, a consortium in which Teekay Corporation has a 33% ownership interest agreed to charter four newbuilding 160,400-cubic meter LNG carriers for a period of 20 years to the Angola LNG Project, which is being developed by subsidiaries of Chevron Corporation, Sociedade Nacional de Combustiveis de Angola EP, BP Plc, Total S.A. and Eni SpA. The vessels will be chartered at fixed rates, with inflation adjustments, commencing in 2011 and 2012 upon deliveries of the vessels. Mitsui & Co., Ltd. and NYK Bulkship (Europe) have 34% and 33% ownership interests in the consortium, respectively. In March 2011, the Partnership agreed to acquire Teekay Corporation’s 33% ownership interest in these vessels and related charter contracts for a total equity purchase price of approximately  $73 million (net of assumed debt) subject to adjustment based on actual cost incurred at the time of delivery.
b) On November 5, 2010, the Partnership sold one of its LPG carriers, the Dania Spirit, for proceeds of  $21.5 million, resulting in a gain of  $4.3 million.

Restructuring Charge	12 Months Ended
Dec. 31, 2010
Restructuring Charge [Abstract]
Restructuring Charge
17.	Restructuring Charge

During 2009 the Partnership restructured certain ship management functions from the Partnership’s office in Spain to a subsidiary of Teekay Corporation and the change of the nationality of certain seafarer positions. During the years ended December 31, 2010 and 2009 the Partnership incurred expenses of  $0.2 million and  $3.3 million, respectively, in connection with these restructuring plans. The carrying amount of the liability as at December 31, 2010 and 2009 was nil and  $0.6 million, which is included as part of accrued liabilities in the Partnership’s consolidated balance sheets.

Equity Method Investments	12 Months Ended
Dec. 31, 2010
Equity Method Investments [Abstract]
Equity Method Investments
18.	Equity Method Investments

The Partnership has a 40% interest in the RasGas 3 Joint Venture (see Note 11f) and on November 4, 2010, the Partnership acquired a 50% interest in the Excalibur and Excelsior Joint Ventures from Exmar NV for a total purchase price of approximately  $72.5 million. The Partnership financed  $37.3 million of the purchase price by issuing to Exmar NV approximately 1.1 million new common units with the balance financed by drawing on one of the Partnership’s revolving credit facilities. As part of the transaction the Partnership agreed to guarantee its 50% share of the  $206 million of debt secured by the Excalibur and Excelsior Joint Ventures. The excess of the Partnership’s investment in the Excalibur and Excelsior Joint Ventures over its underlying equity in the net assets, which amounts to approximately  $50 million, has substantially been accounted for as an increase to the carrying value of the vessels of the Excalibur and Excelsior Joint Ventures, in accordance with the preliminary purchase price adjustments.

These joint ventures are accounted for using the equity method. The RasGas 3 Joint Venture and the Excelsior Joint Venture are considered variable interest entities; however, the Partnership is not the primary beneficiary and consolidation is not required. The Partnership’s maximum exposure to loss as a result of its involvement with the RasGas3 Joint Venture and the Excelsior Joint Venture is the amount it has invested in these joint ventures, which were  $98.4 million and  $47.9 million, respectively, as at December 31, 2010 and the Partnership’s guarantee of the Excelsior Joint Venture’s debt of  $50.7 million.

The following table presents aggregated summarized financial information of the RasGas 3, Excalibur and Excelsior Joint Ventures in their entirety excluding the impact from purchase price adjustments arising from the acquisition of the Excalibur and Excelsior Joint Ventures.

	December 31,	December 31,
	2010	2009
	$	$
Current assets	80,907	48,265
Restricted cash(1)	165,322	—
Vessels and equipments	234,757	—
Net investments in direct financing leases(2)	1,034,509	1,046,868
Other assets	6,560	9,434

Total assets	1,522,055	1,104,567

Current liabilities	19,040	23,498
Long-term debt(3)	1,017,092	839,891
Obligations under capital lease(4)	157,565	—
Derivative instruments(5)	57,200	41,067
Other liabilities	649	—
Equity	270,509	200,111

Total liabilities and equity	1,522,055	1,104,567

(1)	Includes current portion of restricted cash of $4.7 million as at December 31, 2010.

(2)	Includes current portion of net investments in direct financing leases of $12.0 million and $11.1 million as at December 31, 2010 and 2009, respectively.

(3)	Includes current portion of long-term debt of $55.3 million and $36.6 million as at December 31, 2010 and 2009, respectively.

(4)	Includes current portion of obligations under capital lease of $0.3 million as at December 31, 2010.

(5)	Includes current portion of derivative instruments of $14.3 million and $14.0 million as at December 31, 2010 and 2009, respectively.

	Years ended December 31,
	2010(1)	2009	2008
	$	$	$

Voyage revenues	106,371	99,593	47,016
Operating expenses	22,379	18,642	15,911

Income from vessel operations	83,992	80,951	31,105
Interest expense — net	(27,947)	(31,968)	(21,834)
Realized and unrealized (loss) gain on derivative instruments	(35,173)	10,692	—
Other (expense) income	(780)	243	723

Net Income	20,092	59,918	9,994

(1)	The results included for the Excalibur and Excelsior Joint Ventures were from November 4, 2010 to December 31, 2010.

Accounting Pronouncements Not Yet Adopted	12 Months Ended
Dec. 31, 2010
Accounting Pronouncements Not Yet Adopted [Abstract]
Accounting Pronouncements Not Yet Adopted
19.	Accounting Pronouncements Not Yet Adopted

In September 2009, the FASB issued an amendment to FASB ASC 605, Revenue Recognition, that provides for a new methodology for establishing the fair value for a deliverable in a multiple-element arrangement. When vendor specific objective or third-party evidence for deliverables in a multiple-element arrangement cannot be determined, the Partnership will be required to develop a best estimate of the selling price of separate deliverables and to allocate the arrangement consideration using the relative selling price method. This amendment will be effective for the Partnership on January 1, 2011. It is expected that this amendment will not have an impact on the Company’s consolidated financial statements.

Subsequent Events	12 Months Ended
Dec. 31, 2010
Subsequent Events [Abstract]
Subsequent Events
20.	Subsequent Events

In March 2011, the Partnership agreed to acquire Teekay Corporation’s 33% ownership interest in four LNG carriers and related charter contracts for a total equity purchase price of approximately  $73 million (net of assumed debt) subject to adjustment based on actual costs incurred at the time of delivery.